AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 20, 2005

                                                             File No. 333-108415
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------

                            POST-EFFECTIVE AMENDMENT

                                NO. 3 ON FORM S-3

                        UNDER THE SECURITIES ACT OF 1933

                        --------------------------------

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
             (Exact Name of Registrant as specified in its Charter)


            New York                           6311                     06-0992729
(State or other jurisdiction of    (Primary Standard Industrial      (I.R.S. Employer
 incorporation or organization)       Classification Number)       Identification No.)

                           733 THIRD AVENUE, 4TH FLOOR
                            NEW YORK, NEW YORK 10017
                                 (212) 551-5440
               (Address, including zip code, and telephone number,
        including area code, or registrant's principal executive offices)

                            CHRISTINE A. NIXON, ESQ.
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                        c/o AIG RETIREMENT SERVICES, INC
                               1 SUNAMERICA CENTER
                       LOS ANGELES, CALIFORNIA 90067-6022
                                 (800) 871-2000
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                     REMOVAL OF SECURITIES FROM REGISTRATION


        This Amendment No. 3 to Form S-3 (File No. 333-108415) (the "Registration Statement") is being filed pursuant to Item 512(a)(3) of Regulation S-K under the Securities Act of 1933, as amended, to remove from registration those market value adjustment ("MVA") interests of the Registrant that were previously registered by the Registration Statement and that were not sold in the offering.

         The Registrant has issued an endorsement (the "MVA Endorsement") to each Contract that contains an MVA Fixed Account option registered by the Registration Statement. Effective May 2, 2005 (the "Endorsement Effective Date"), the MVA Endorsement modifies each Contract's MVA formula so that the application of the MVA formula after the Endorsement Effective Date results in MVA interests that no longer constitute securities requiring registration. Registrant will no longer file any amendments to this Registration Statement.

        The Registrant does not intend to use the Registration Statement to sell any additional securities. Therefore, the offering is being terminated as of the Endorsement Effective Date. Registrant hereby removes from registration any previously registered securities that remain unsold under the Registration Statement.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on December 20, 2005

                                    FIRST SUNAMERICA LIFE INSURANCE COMPANY
                                                 (Registrant)

                                    /s/ Jay Wintrob
                                    -------------------------------------
                                 By: Jay Wintrob
                                     Chief Executive Officer
                                                 (Signature)


Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                                  TITLE                            DATE

Jay S. Wintrob*                            Chief Executive Officer,         December 19, 2005
--------------------------------           President, & Director
Jay S. Wintrob                             (Principal Executive Officer)

Bruce R. Abrams*                           Director                         December 19, 2005
--------------------------------
Bruce R. Abrams

M. Bernard Aidinoff*                       Director                         December 19, 2005
--------------------------------
M. Bernard Aidinoff

James R. Belardi*                          Director                         December 19, 2005
--------------------------------
James R. Belardi

Marion E. Fajen*                           Director                         December 19, 2005
--------------------------------
Marion E. Fajen

Patrick J. Foley*                          Director                         December 19, 2005
--------------------------------
Patrick J. Foley

Marc H. Gamsin*                            Director                         December 19, 2005
--------------------------------
Marc H. Gamsin

SIGNATURE                                  TITLE                            DATE

Cecil C. Gamwell III*                      Director                         December 19, 2005
--------------------------------
Cecil C. Gamwell III

N. Scott Gillis*                           Senior Vice President,           December 19, 2005
--------------------------------           Chief Financial Officer &
N. Scott Gillis                            Director
                                           (Principal Financial Officer)

Jana W. Greer*                             Director                         December 19, 2005
--------------------------------
Jana W. Greer

Jack R. Harnes*                            Director                         December 19, 2005
--------------------------------
Jack R. Harnes

David L. Herzog*                           Director                         December 19, 2005
--------------------------------
David L. Herzog

John I. Howell*                            Director                         December 19, 2005
--------------------------------
John I. Howell

Christine A. Nixon*                        Director                         December 19, 2005
--------------------------------
Christine A. Nixon

Ernest T. Patrikis*                        Director                         December 19, 2005
--------------------------------
Ernest T. Patrikis

Stewart R. Polakov*                        Senior Vice President            December 19, 2005
--------------------------------           & Controller
Stewart R. Polakov                         (Principal Accounting Officer)

* By: /s/ Christine A. Nixon                                                December 19, 2005
      --------------------------
          Christine A. Nixon
          Attorney-in-fact